Bogle Investment Management Small Cap Growth Fund

(INVESTMENT PORTFOLIO OF THE RBB FUND, INC.)

Supplement dated December 22, 2010

to the Statement of Additional Information

dated December 31, 2009

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE STATEMENT OF ADDITIONAL INFORMATION.

The second paragraph under “Investment Advisory and Other Services - Transfer Agency Agreements” on page 23 of the Statement of Additional Information is deleted and replaced with the following:

The Fund is required to identify any securities of the Fund’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year.  As of August 31, 2009, 22,700 shares of Investment Technology Group, Inc. (“ITG”), one of the Fund’s regular broker-dealers, were owned by the Fund.

Please retain this Supplement for future reference.